UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2009

COPSYNC, Inc.
(Exact name of registrant specified in charter)

Delaware	000-53705	98-0513637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2010 FM 2673, Canyon Lake Texas 78133
(Address of principal executive offices) (Zip Code)

(830) 964-3838
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-f(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7— Regulation FD

Item 7.01 Regulation FD Disclosure

On July 22, 2009, the Registrant issued a press release, which is attached hereto and incorporated by reference as Exhibit 99.1 to this Current Report on Form 8-K, announcing that Sheriff Joe Arpaio had recommended the Registrant’s information sharing software at the recent Sheriffs' Association of Texas 131st Annual Training Conference in Corpus Christi, TX.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated July 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPsync, Inc.

Dated: July 22, 2009	By:	/s/ Russell D. Chaney
Name: Russell D. Chaney
Title: Chairman and Chief Executive Officer